SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund
Small Cap Fund
Small/Mid Cap Equity Fund
International Fixed Income Fund
Large Cap Fund

Supplement Dated April 7, 2006
to the Class A Shares Prospectus Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Large Cap Disciplined Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Disciplined Equity Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

AlphaSimplex Group, LLC: AlphaSimplex Group, LLC (AlphaSimplex), located at One Cambridge Center, Cambridge, Massachusetts 02142, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A committee of investment professionals (the "Investment Committee") manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to AlphaSimplex. The Investment Committee is charged with the responsibility of vetting, approving, and documenting all investment products and services as well as reviewing the corresponding performance results. The four Investment Committee members with the most significant responsibility for managing the assets of the Large Cap Disciplined Equity Fund allocated to AlphaSimplex are Andrew W. Lo, Nicholas Chan, Arnout M. Eikeboom and Shane M. Haas. Dr. Lo is the founder of AlphaSimplex and serves as the firm's Managing Member, Chief Scientific Officer and Chairman of the Investment Committee. He has been with AlphaSimplex since the firm's inception in 1999. Dr. Chan, Chief Technology Officer, plays a lead role in research, development and implementation of investment products. He has been with the firm since 2001. Dr. Eikeboom, Chief Risk Officer and Chief Compliance Officer, has been with the firm since 2000. Dr. Haas, Senior Research Scientist, specializes in signal processing and time series analysis, and has been with the firm since 2003. Prior to 2003, Dr. Haas was in a doctoral program for electrical engineering at the Massachusetts Institute of Technology.

There are no other changes to the sub-advisers of the Large Cap Disciplined Equity Fund.

Change in Sub-Adviser for the Small Cap Fund and Small/Mid Cap Equity Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Small Cap and Small/Mid Cap Equity Funds. In the section entitled "Sub-Advisers and Portfolio Managers," under the sub-section entitled "Small Cap Fund," the following paragraph is hereby added:

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd., Los Angeles, California 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Before joining LA Capital in 2002, Mr. Stevens, Mr. Reynolds and Mr. Borger, were all employed by Wilshire Associates.

Lastly, in the section entitled "Sub-Advisers and Portfolio Managers," under the sub-section entitled "Small/Mid Cap Equity Fund," the following paragraph is hereby added:

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd., Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Before joining LA Capital in 2002, Mr. Stevens, Mr. Reynolds and Mr. Borger, were all employed by Wilshire Associates.

There are no other changes to the sub-advisers of the Small Cap and Small/Mid Cap Equity Funds.

Change in Sub-Adviser for the International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the International Fixed Income Fund. The portfolio managers who are responsible for managing the portion of the International Fixed Income Fund's assets allocated to RCM are Bob Noyen, MBA, BA, Peter Wakefield, MA, Robert Bloom, MSc, and Dimitri Tikhonov, CFA, MBA, PhD. These individuals are collectively responsible for portfolio design, risk budget optimization, performance analysis & attribution and communication about all aspects of account design & portfolio performance. Mr. Noven, Managing Director and Chief Investment Officer, has been with the firm for six years. Mr. Wakefield, Managing Director and Head of Portfolio Management, has been with the firm for six years. Mr. Bloom, Director and Portfolio Manager, has been with the firm for one year. Before joining RCM, Mr. Bloom was a Director and Head of Risk Management of Global Foreign Exchange Trading at Citigoup. Mr. Tikhonov, Associate Director and Portfolio Manager, has been with the firm for three years. Before joining RCM, Mr. Tikihnov received his MBA from Cambridge (2001-2002) and attended the Chartered Financial Analyst (CFA) Program (2003-2005).

There are no other changes to the sub-advisers of the International Fixed Income Fund.

Change in Sub-Adviser for the Large Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Franklin Portfolio Associates, LLC (FPA) under the sub-section "Large Cap Fund" is hereby deleted.

There are no other changes to the sub-advisers of the Large Cap Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-396 (4/06)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund
Small Cap Fund
Small/Mid Cap Equity Fund
International Fixed Income Fund
Large Cap Fund

Supplement Dated April 7, 2006
to the Statement of Additional Information ("SAI") Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Large Cap Disciplined Equity Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Disciplined Equity Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

ALPHASIMPLEX GROUP, LLC:—AlphaSimplex Group, LLC ("AlphaSimplex") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Alpha Simplex is a Delaware limited liability company founded in 1999 and is majority-owned by the company's founder Andrew W. Lo.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added:

AlphaSimplex

Compensation. SIMC pays AlphaSimplex a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between AlphaSimplex and SIMC. AlphaSimplex pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period beginning March 8, 2006.

All AlphaSimplex investment professionals, including members of AlphaSimplex's Investment Committee, may receive compensation in three ways: guaranteed payments (i.e., salary), year-end bonuses and partnership distributions. The amount of year-end bonuses and partnership distributions is decided by Andrew W. Lo, the firm's Managing Member. AlphaSimplex utilizes a performance review system to evaluate the relative contributions of all AlphaSimplex personnel.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, AlphaSimplex's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of March 8, 2006, AlphaSimplex was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts	Total Assets
Andrew W. Lo	0	$0	2	*	$147,913,030	*	0	$0
Nicholas Chan	0	$0	2	*	$147,913,030	*	0	$0
Arnout M. Eikeboom	0	$0	2	*	$147,913,030	*	0	$0
Shane M. Haas	0	$0	2	*	$147,913,030	*	0	$0

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AlphaSimplex manages multiple accounts for multiple clients. These accounts may include accounts of registered investment companies, separate accounts and private pooled investment vehicles. AlphaSimplex may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. AlphaSimplex's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Large Cap Disciplined Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts currently managed by AlphaSimplex include AlphaSimplex Global Commodities and Currencies Fund, L.P., AlphaSimplex Global Commodities and Currencies Offshore Fund, Ltd., AlphaSimplex Quantitative Global Macro Fund, L.P. and AlphaSimplex Quantitative Global Macro Offshore Fund, Ltd. AlphaSimplex makes investment decisions for each of these accounts based on the client's investment objective, policies, practices, cash flows, tax and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for Other Accounts. In addition, the Other Accounts managed by AlphaSimplex may have fee structures, such as performance-based fees, that differ from that of the Large Cap Disciplined Equity Fund. Since AlphaSimplex manages multiple client accounts, it may be inclined to favor certain accounts over others, particularly if the accounts pay different fees to AlphaSimplex. However, AlphaSimplex has adopted policies and procedures, discussed below, to avoid such conflicts of interest.

Further, a potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Disciplined Equity Fund. Because of their roles in managing the Large Cap Disciplined Equity Fund, AlphaSimplex's portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity Fund. As discussed below, AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

AlphaSimplex has adopted and implemented a statement of policy and procedures regarding allocation among investment advisory clients intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. AlphaSimplex also reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. In addition, the performance of similarly managed accounts is regularly compared to determine whether there are any unexplained significant discrepancies. Finally, AlphaSimplex's allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that a client participates in an aggregated order (with respect to all securities except futures contracts and forward contracts), it will participate at the average price for all of AlphaSimplex's transactions in that security on a given business day and transaction costs will be shared pro rata based on the client's participation in the transaction. The implementation of these procedures is monitored by AlphaSimplex's Chief Compliance Officer.

There are no changes to the other sub-advisers of the Large Cap Disciplined Equity Fund.

Change in Sub-Adviser for the Small Cap and Small/Mid Cap Equity Funds

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Small Cap and Small/Mid Cap Equity Funds. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

LOS ANGELES CAPITAL MANAGEMENT AND RESEARCH, INC:—Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. LA Capital is a Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added:

LA Capital

Compensation. SIMC pays LA Capital a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LA Capital and SIMC. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period beginning March 8, 2006.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, LA Capital portfolio managers did not beneficially own any shares of the Small Cap and Small/Mid Cap Equity Funds.

Other Accounts. As of March 8, 2006, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Thomas Stevens	8	$647,400,000	0	$0	25		$2,551,600,000
	0	$0	0	$0	4	*	$502,700,000
Hal Reynolds	8	$647,400,000	0	$0	25		$2,551,600,000
	0	$0	0	$0	4	*	$502,700,000
Dave Borger	8	$647,400,000	0	$0	25		$2,551,600,000
	0	$0	0	$0	4	*	$502,700,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include the funds listed above. The Other Accounts might have similar investment objectives as the Small Cap and Small/Mid Cap Equity Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LA Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of the Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small/Mid Cap Equity Funds, such an approach might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

There are no other changes to the sub-advisers of the Small Cap and Small Cap and Small/Mid Cap Equity Funds.

Change in Sub-Adviser for the International Fixed Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

RECORD CURRENCY MANAGEMENT LIMITED:—Record Currency Management Limited ("RCM") serves as a sub-adviser to a portion of the assets of the International Fixed Income Fund. RCM is a private limited company (United Kingdom) founded in 1983 and is a 100% directly-owned subsidiary of N.P. Record Limited. N.P. Record Limited is 47.6% owned by Neil P. Record.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added:

RCM

Compensation. SIMC pays RCM a fee based on the assets under management of the International Fixed Income Fund as set forth in an investment sub-advisory agreement between RCM and SIMC. RCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Fixed Income Fund. The following information relates to the period beginning March 8, 2006.

RCM's portfolio managers receive a base salary, as well as bonuses based on both the pre-tax profits of the firm and the firm's distributions to shareholders. No portfolio manager or any other member of RCM's staff is compensated on the basis of individual account performance. The following information relates to the period beginning March 8, 2006.

Ownership of Fund Shares. As of the end of the International Fixed Income Fund's most recently completed fiscal year, RCM's portfolio managers did not beneficially own any shares of the International Fixed Income Fund.

Other Accounts. As of March 8, 2006, RCM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Noyen	0	$0	5	$122,955,940	47	$17,809,122,613
Peter Wakefield	0	$0	7	$1,847,019,837	9	$4,778,613,349
Robert Bloom	0	$0	1	$43,024,029	4	$949,080,675
Dmitri Tikhonov*	0	$0	0	$0	0	$0

*  Dmitri Tikhonov has recently joined the portfolio management team and as yet has not assumed responsibility for any accounts.

**  Please note that the overall currency investment strategy is managed collectively by the portfolio managers. The table above lists accounts by those individual portfolio managers responsible for the management of the technical relationship between RCM and the clients. In each case, the client contact portfolio manager has a back-up portfolio manager to cover absence.

Conflicts of Interest: The systematic nature of RCM's investment processes reduces the potential for conflict between the Other Accounts of a portfolio manager. The liquidity of the currency market is such that potential for a conflict of interest is remote in the portfolio managers' day-to-day management of the International Fixed Income Fund.

In addition, RCM has adopted policies and procedures reasonably designed to effectively eliminate such conflicts.

RCM's processes ensure that it is not possible for a portfolio manager to allocate investment opportunities in a way that favors Other Accounts over the International Fixed Income Fund. Further, neither the compensation that RCM or the portfolio managers receive, or expects to receive, lead them to favor their management of the Other Accounts over the International Fixed Income Fund. Finally, it is RCM's policy to manage each account based on its investment objectives and related restrictions, and RCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

There are no other changes to the sub-advisers of the International Fixed Income Fund.

Change in Sub-Adviser for the Large Cap Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the paragraph relating to Franklin Portfolio Associates, LLC ("FPA") is hereby deleted.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub Advisers," the text relating to FPA is hereby deleted.

There are no other changes to the sub-advisers of the Large Cap Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-397 (4/06)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Diversified Alpha Fund
Emerging Markets Debt Fund

Supplement Dated April 7, 2006
to the Class A Shares Prospectus Dated November 30, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Large Cap Diversified Alpha Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Diversified Alpha Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investments professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA. The team consists of Margaret S. Stumpp, PhD, Peter Xu, PhD, Mitchell B. Stern, PhD, and Ted Lockwood. Ms. Stumpp, Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. Ms. Stumpp is also involved in quantitative research in asset allocation, security selection and portfolio construction. Mr. Xu, Managing Director, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund and he also conducts equity market research. Mr. Stern, Vice President, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Lockwood, Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Prior to joining QMA, Ms. Stumpp, Mr. Xu, Mr. Stern and Mr. Lockwood were all employed by Prudential Investment Management, Inc. (PIM) since 1987, 1997, 1997 and 1998, respectively. QMA is a subsidiary of PIM.

There are no other changes to the sub-advisers of the Large Cap Diversified Alpha Fund.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Debt Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Stone Harbor Investment Partners LP: Stone Harbor Investments Partners LP (Stone Harbor), located at 309 Park Avenue, 4th Floor, New York, New York 10022, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The Stone Harbor investment team began managing assets in 1990 upon commencement of operations by Salomon Brothers Asset Management, Inc. (SaBAM). James Craige serves as the primary portfolio manager for the Emerging Markets Debt Fund. Mr. Craige, CFA, Managing Director, is a senior portfolio manager for all emerging markets debt portfolios managed by Stone Harbor. Mr. Craige joined SaBAM in 1992 and is a member of the Investment Policy Committee. Peter J. Wilby, CFA, Managing Director, Chief Investment Officer - North American Fixed Income, is the senior portfolio manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios managed by Stone Harbor. Mr. Wilby joined SaBAM in 1989 and is a member of the Investment Policy Committee. Thomas K. Flanagan, CFA, Managing Director, is also a senior portfolio manager for all emerging markets debt portfolios managed by Stone Harbor. Mr. Flanagan joined SaBAM in 1991 and is a member of the Investment Policy Committee.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-398 (4/06)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Diversified Alpha Fund
Emerging Markets Debt Fund

Supplement Dated April 7, 2006
to the Statement of Additional Information ("SAI") Dated October 28, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Large Cap Diversified Alpha Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Diversified Alpha Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha Fund. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company formed in 2003.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added:

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Diversified Alpha Fund as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha Fund. The following information relates to the period beginning March 8, 2006.

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts; and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Investment professional compensation is not directly linked to the performance of the Large Cap Diversified Alpha Fund.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha Fund's most recently completed fiscal year, QMA's portfolio managers listed below did not beneficially own any shares of the Large Cap Diversified Alpha Fund.

Other Accounts. As of December 31, 2005, QMA's portfolio managers were responsible for the management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Margaret S. Stumpp**	19	$12,858,452,587	22	$5,166,630,659	85	$16,947,706,820	***
Peter Xu**	13	$5,889,469,382	19	$5,116,017,115	35	$8,611,391,561	***
Mitchell B. Stern**	13	$5,889,469,382	20	$5,118,179,259	36	$8,674,937,256	***
Ted Lockwood**	19	$12,858,452,587	22	$5,166,630,659	85	$16,947,706,820	***

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates.

**  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

***  Six of these accounts with aggregate assets of $1,731,682,640 are subject to performance-based advisory fees.

Conflicts of Interests.  QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Diversified Alpha Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Diversified Alpha Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Large Cap Diversified Alpha Fund. QMA is generally able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Large Cap Diversified Alpha Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Large Cap Diversified Alpha Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Diversified Alpha Fund at the same time.

With respect to the management of the Large Cap Diversified Alpha Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Large Cap Diversified Alpha Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Diversified Alpha Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Large Cap Diversified Alpha Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Large Cap Diversified Alpha Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of: (i) the management of the Affiliated Accounts; and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of Long-Short portfolios alongside Long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

There are no other changes to the sub-advisers of the Large Cap Diversified Alpha Fund.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Debt Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

STONE HARBOR INVESTMENT PARTNER LP:—Stone Harbor Investments Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee owned. Stone Harbor is a successor organization to Citigroup Asset Management.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added:

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period beginning April 3, 2006.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon equally weighted.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of April 3, 2006, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter J. Wilby, CFA	0	$0	6	$1,303,740,000	30	$7,535,510,000
James E. Craige, CFA	0	$0	6	$1,303,740,000	27	$7,535,510,000
Thomas Flanagan, CFA	0	$0	6	$1,303,740,000	27	$7,535,510,000

*  Asset data provided is based on assets under management as of March 24, 2006 for those clients anticipated to transition to Stone Harbor Investment Partners LP upon commencement of operations on April 3, 2006.

Conflicts of Interests. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance polices and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Further, Stone Harbor has implemented trade allocation procedures, which are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or nonpublic information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-400 (4/06)